Exhibit 4.1

ZQ	SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION	Shares

	BAKKT HOLDINGS, INC. (THE “CORPORATION”) INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CLASS A COMMON STOCK, PAR VALUE $0.0001	CUSIP 05759B 107 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF

BAKKT HOLDINGS, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned.

This Certificate is not valid until countersigned by the Transfer Agent.

CHIEF FINANCIAL OFFICER	TRANSFER AGENT	CHIEF EXECUTIVE OFFICER

BAKKT HOLDINGS, INC.

This Certificate and the shares represented hereby are issued and shall be held subject to the laws of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended, to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - Custodian
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
IT TEN	- as joint tenants with right of	under Uniform Gifts to Minors Act
- survivorship and not as tenants in common
TTEE	- trustee under Agreement dated	(State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

Shares of the Class A Common Stock represented by this certificate and do hereby irrevocably constitute and appoint

Attorney, to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated __________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever.
SIGNATURE GUARANTEED:

By:_________________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.